UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Soliciting Material under §240.14a-12

Gobi Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
LETTER TO SHAREHOLDERS OF GOBI ACQUISITION CORP.
33/F, Three Pacific Place
1 Queen’s Road East, Hong Kong
Dear Gobi Acquisition Corp. Shareholder:
You are cordially invited to attend an extraordinary general meeting of Gobi Acquisition Corp., a Cayman Islands exempted company (“Gobi,” or the “Company”), which will be held on [•], 2022, at [TIME] a.m., Eastern Time, at the offices of Appleby (Cayman) Ltd. located at 71 Fort Street, George Town, Grand Cayman KY1-1104, Cayman Islands, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/gobiacquisition/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
Due to the current novel coronavirus (“COVID-19”) global pandemic, there are restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. As part of our precautions regarding COVID-19, we are planning for the Shareholder Meeting to be held virtually over the Internet via live audio webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be permitted to attend the Shareholder Meeting in person at the offices of Appleby (Cayman) Ltd. only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the Shareholder Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/gobiacquisition/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
The attached Notice of the Shareholder Meeting and proxy statement describe the business Gobi will conduct at the Shareholder Meeting and provide information about Gobi that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated [•], 2022 and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Memorandum and Articles of Association by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Memorandum and Articles of Association”) to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, from July 1, 2023 (the “Original Termination Date”) to [THE DATE OF SHAREHOLDER MEETING] (the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.
Proposal No. 2 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated June 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to [THE DATE OF SHAREHOLDER MEETING] (the “Trust Amendment Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary

Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if Gobi’s board of directors (the “Board”) determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”).
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The Memorandum and Articles of Association currently provide that Gobi has until the Original Termination Date to complete its initial business combination and, if Gobi does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Class A Ordinary Shares issued in the IPO (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s then remaining shareholders and Gobi’s board of directors (the “Board”), liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
If the Charter Amendment Proposal is approved, and because Gobi will not be able to complete an initial business combination by the Amended Termination Date, Gobi will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Gobi in connection with either a closing of an initial business combination or Gobi’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Gobi’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.
If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Gobi in connection with either a closing of an initial business combination or Gobi’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect Gobi’s shareholders from having to sustain their investment for an unreasonably long period if Gobi were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (2022 Revision) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Gobi is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Voluntary Redemption”), without having to wait for approximately another [12] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) Gobi will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”) and, subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Gobi to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Gobi also plans to voluntarily delist the Class A Ordinary Shares from the Nasdaq Capital Market (“Nasdaq”) as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Second Amended and Restated Memorandum and Articles of Association.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
Gobi reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Shareholder Meeting Gobi will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
The Board has fixed the close of business on June 23, 2022 (the “Record Date”) as the record date for determining Gobi’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented.Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $10.01 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $255,751,644.91 as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $9.71. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.30 more per share than if the shares were sold in the open market. Gobi cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, the Board (other than Mr. Jack Li, who has recused himself from voting in light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares and Mr. Li is a managing director and a founding member of PAG’s private equity strategy) has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Gobi and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
Your vote is very important.   Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO GOBI’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER

YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.
Enclosed is the Notice of Shareholder Meeting and accompanying proxy statement containing detailed information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Gobi urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of
Gobi Acquisition Corp.

Jack Li
Chief Executive Officer, Chief Financial Officer and Director

GOBI ACQUISITION CORP.
33/F, Three Pacific Place
1 Queen’s Road East, Hong Kong
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF GOBI ACQUISITION CORP.
TO BE HELD ON [•], 2022
To the Shareholders of Gobi Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Gobi Acquisition Corp., a Cayman Islands exempted company (“Gobi,” or the “Company”), will be held on [•], 2022, at [TIME] a.m., Eastern Time (the “Shareholder Meeting”), at the offices of Appleby (Cayman) Ltd. located at 71 Fort Street, George Town, Grand Cayman KY1-1104, Cayman Islands, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/gobiacquisition/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
Due to the current novel coronavirus (“COVID-19”) global pandemic, there are restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. As part of our precautions regarding COVID-19, we are planning for the Shareholder Meeting to be held virtually over the Internet via live audio webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be permitted to attend the Shareholder Meeting in person at the offices of Appleby (Cayman) Ltd. only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the Shareholder Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/gobiacquisition/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) a charter amendment proposal to amend and restate the Company’s Memorandum and Articles of Association by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Memorandum and Articles of Association”) to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, from July 1, 2023 (the “Original Termination Date”) to [THE DATE OF SHAREHOLDER MEETING] (the “Amended Termination Date”) (the “Charter Amendment Proposal”); (ii) a trust amendment proposal to amend the Investment Management Trust Agreement, dated June 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal”) and (iii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”) or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal, more fully described in the accompanying proxy statement, which is dated [•], 2022 and is first being mailed to shareholders on or about that date.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) holders of the Class A Ordinary Shares issued in the IPO (the “Public Shares”) (the “Public Shareholders”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Voluntary Redemption”), without having to wait for approximately another [12] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) Gobi will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”) and, subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Gobi to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Gobi also plans to voluntarily delist the Class A Ordinary Shares from the Nasdaq Capital Market (“Nasdaq”) as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Second Amended and Restated Memorandum and Articles of Association.
The full text of the resolutions to be voted on is as follows:
Proposal No. 1 — the Charter Amendment Proposal
“RESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least US$5,000,0001 after giving effect to any share redemptions in connection with this resolution pursuant to article 54.7 of the existing memorandum and articles of association of the Company, the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement.”
Proposal No. 2 — the Trust Amendment Proposal
“RESOLVED, that, conditional upon the effectiveness of the second amended and restated memorandum and articles of association of the Company, the amendment to the Investment Management Trust Agreement, dated June 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to [THE DATE OF SHAREHOLDER MEETING] be and is hereby authorized and approved.”
Proposal No. 3 — the Adjournment Proposal
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, Gobi may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. Gobi also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Shareholder Meeting Gobi will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder

Meeting, the Adjournment Proposal will not be presented. After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, the Board (other than Mr. Jack Li, who has recused himself from voting in light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of PAG Investment, LLC (the “Sponsor”), holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares and Mr. Li is a managing director and a founding member of PAG’s private equity strategy) has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Gobi and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
The Board has fixed the close of business on June 23, 2022 (the “Record Date”) as the record date for determining Gobi’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $10.01 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $255,751,644.91 as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $9.71. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.30 more per share than if the shares were sold in the open market. Gobi cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.
The approval of the Charter Amendment Proposal is a condition to its implementation. In addition, Gobi will not implement the Charter Amendment Proposal if Gobi will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Voluntary Redemption. Gobi cannot predict the amount that will remain in the Trust Account following the Voluntary Redemption if the Charter Amendment Proposal is approved and implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $255,751,644.91 that was in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses).
If the Charter Amendment Proposal is not approved or implemented, and a business combination is not completed on or before July 1, 2023, Gobi will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST

ACCOUNT AND TENDER YOUR SHARES TO GOBI’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 25,853,388 issued and outstanding Class A Ordinary Shares and 6,385,634 issued and outstanding Class B Ordinary Shares. Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.
As of the date of the proxy statement, the Sponsor and our independent directors hold 20.77% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. In addition to these shares, (i) approval of the Charter Amendment Proposal will require the affirmative vote of at least 14,796,197 Ordinary Shares held by the Public Shareholders (or approximately 57.23% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 467,743 Ordinary Shares held by the Public Shareholders (or approximately 1.81% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 14,258,880 Ordinary Shares held by the Public Shareholders (or approximately 55.15% of the Class A Ordinary Shares); and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 9,423,027 Ordinary Shares held by the Public Shareholders (or approximately 36.45% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional vote from the Public Shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Your vote is very important.   Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting.
Enclosed is the proxy statement containing important information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Gobi urges you to read this material carefully and vote your shares.
If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, Gobi’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing GOBI.info@investor.morrowsodali.com.
This Notice of Shareholder Meeting and the accompanying proxy statement are dated [•], 2022 and are first being mailed to shareholders on or about that date.
By Order of the Board of Directors of
Gobi Acquisition Corp.

Jack Li
Chief Executive Officer, Chief Financial Officer and Director
[•], 2022

GOBI ACQUISITION CORP.
33/F, Three Pacific Place
1 Queen’s Road East, Hong Kong
PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF GOBI ACQUISITION CORP.
TO BE HELD ON [•], 2022
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Gobi Acquisition Corp. with respect to, among other things, Gobi’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect Gobi’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Gobi does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
Gobi’s ability to complete a business combination;

•
the market price and liquidity of the Class A Ordinary Shares;

•
the per-share redemption price; and

•
the timing of the Post-Amendment Share Redemption and Gobi’s liquidation, dissolution and delisting.

While forward-looking statements reflect Gobi’s good faith beliefs, they are not guarantees of future performance. Gobi disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Gobi’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in Gobi’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2021 and in other reports filed by Gobi with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Gobi (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Gobi shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on [•], 2022, at [TIME] a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Appleby (Cayman) Ltd. located at 71 Fort Street, George Town, Grand Cayman KY1-1104, Cayman Islands, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/gobiacquisition/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/gobiacquisition/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
Why am I receiving this proxy statement?

A:
Gobi is a blank check company incorporated as a Cayman Islands exempted company on March 16, 2021. Gobi was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. Following the closing of the IPO on July 1, 2021, the partial exercise of the underwriters’ over-allotment option on July 14, 2021 and the concurrent sales of Class A Ordinary Shares to our Sponsor (the “Private Placement Shares”), an amount of approximately $255,425,370 from the net proceeds of the sale of the Public Shares and the sale of Private Placement Shares were placed in the Trust Account.

Like most blank check companies, the Memorandum and Articles of Association provide for the return of the IPO proceeds held in trust to the Public Shareholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another [12] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) Gobi will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Gobi to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Gobi also plans to voluntarily delist the Class A Ordinary Shares from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Second Amended and Restated Memorandum and Articles of Association.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, the Board (other than Mr. Jack Li, who has recused himself from voting in light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares and Mr. Li is a managing director and a founding member of PAG’s private equity strategy) has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of Gobi and its shareholders. On this basis, Gobi believes that it is in the best interests of Gobi’s shareholders to amend and restate the Memorandum and Articles of Association and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Shareholder Meeting.
Q:
When and where will the Shareholder Meeting be held?

A:
The Shareholder Meeting will be held on [•], 2022, at [TIME] a.m., Eastern Time, at the offices of Appleby (Cayman) Ltd. located at 71 Fort Street, George Town, Grand Cayman KY1-1104, Cayman Islands, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/gobiacquisition/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You will be permitted to attend the Shareholder Meeting in person at the offices of Appleby (Cayman) Ltd. only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/gobiacquisition/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I vote?

A:
If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares on the close of business on June 23, 2022, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [TIME] a.m., Eastern Time, on [•], 2022, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/gobiacquisition/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Please see the question “How do I attend the Shareholder Meeting via live audio webcast” below for further information on how to attend the Shareholder Meeting via live audio webcast.
Q:
How do I attend the Shareholder Meeting via live audio webcast?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Shareholder Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at [•], or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting [•], 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/gobiacquisition/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 6086981#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.
Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:
Gobi shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Memorandum and Articles of Association by adopting the Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of this proxy statement to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, from the Original Termination Date to the Amended Termination Date;

2.
Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to [THE DATE OF SHAREHOLDER MEETING]; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust

Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”
After careful consideration, the Board (other than Mr. Jack Li, who has recused himself from voting in light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares and Mr. Li is a managing director and a founding member of PAG’s private equity strategy) has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Gobi and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of Gobi and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal —  Interests of the Sponsor and Gobi’s Officer and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and Gobi’s Officer and Directors,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Are the proposals conditioned on one another?

A:
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, Gobi may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. Gobi also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Shareholder Meeting Gobi will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:
Why is Gobi proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
The Memorandum and Articles of Association currently provide that Gobi has until the Original Termination Date to complete its initial business combination and, if Gobi does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Gobi in connection with either a closing of an initial business combination or Gobi’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Gobi’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Gobi in connection with either a closing of an initial business combination or Gobi’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect Gobi’s shareholders from having to sustain their investment for an unreasonably long period if Gobi were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (2022 Revision) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Gobi is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another [12] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) Gobi will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Gobi to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Gobi also plans to voluntarily delist the Class A Ordinary Shares from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
In the event the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and Gobi is unable to complete a business combination on or before the Original Termination Date, Gobi will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of one or more shareholders holding one third of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the initial shareholders of Gobi, including the Sponsor, Thaddeus Beczak, Dan Carroll and Jane J. Su (the “Gobi Initial Shareholders”), who own 20.77% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Gobi Initial Shareholders, an additional 4,049,856 Ordinary Shares held by the Public Shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Gobi does not expect there to be any broker non-votes at the Shareholder Meeting. If a quorum is not present within half an hour from the time appointed for the Shareholder Meeting to commence or if during the Shareholder Meeting a quorum ceases to be present, the Shareholder Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Shareholder Meeting there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Q:
How will the Gobi Initial Shareholders vote?

A:
On the Record Date, the Gobi Initial Shareholders owned and were entitled to vote an aggregate of 6,696,485 Ordinary Shares, representing 20.77% of Gobi’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:
Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
Gobi’s Memorandum and Articles of Association currently provide that Gobi has until the Original Termination Date to complete its initial business combination and, if Gobi does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Gobi in connection with either a closing of an initial business combination or Gobi’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Gobi’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Gobi in connection with either a closing of an initial business combination or Gobi’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
In the absence of a resolution passed pursuant to the Companies Act (2022 Revision) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Gobi is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another [12] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) Gobi will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Gobi to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Gobi also plans to voluntarily delist the Class A Ordinary Shares from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Second Amended and Restated Memorandum and Articles of Association.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, the Board (other than Mr. Jack Li, who has recused himself from voting in light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares and Mr. Li is a managing director and a founding member of PAG’s private equity strategy) has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by Gobi’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
Q:
What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.
However, if you fail to return your proxy card, or if you fail to attend the Shareholder Meeting in person or by proxy or do attend the Shareholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, (a) with respect to the Charter Amendment Proposal and the Adjournment Proposal, your Ordinary Shares will not be counted for the purposes of determining whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes; and (b) with respect to the Trust Amendment Proposal, your Ordinary Shares will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q:
What happens if the Charter Amendment Proposal is not approved?

A:
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, Gobi may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Gobi’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Gobi will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
Q:
If the Charter Amendment Proposal is approved, what happens next?

A:
If the Charter Amendment Proposal is approved and implemented, and because Gobi will not be able to complete an initial business combination by the Amended Termination Date, Gobi will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Gobi also plans to voluntarily delist the Class A Ordinary Shares from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Second Amended and Restated Memorandum and Articles of Association.

However, pursuant to its Memorandum and Articles of Association, Gobi will not implement the Charter Amendment Proposal if Gobi will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of Gobi held by Gobi’s officer, directors, the Sponsor and its affiliates.
Q:
If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A:
Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under Gobi’s Memorandum and Articles of Association, Gobi is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal and Gobi will not implement the Charter Amendment Proposal if Gobi will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting), revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at Gobi’s address at 33/F, Three Pacific Place, 1 Queen’s Road East, Hong Kong, which must be received by the Board prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q:
How are votes counted?

A:
Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
Q:
If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Gobi or by voting in person or online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Shareholder Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the Transfer Agent, at proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Shareholder Meeting virtually.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine”

without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Gobi does not expect there to be any broker non-votes at the Shareholder Meeting.
If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
Yes. After careful consideration of all relevant factors, the Board (other than Mr. Jack Li, who has recused himself from voting in light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares and Mr. Li is a managing director and a founding member of PAG’s private equity strategy) has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of Gobi and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:
What interests do Gobi’s directors and officer have in the approval of the Charter Amendment Proposal?

A:
Aside from their interests as shareholders, the Sponsor and Gobi’s officer and directors have interests that differ from the interests of other shareholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and Gobi’s Officer and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and Gobi’s Officer and Directors,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:
No. There are no appraisal rights available to Gobi’s shareholders in connection with the Charter Amendment Proposal.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a Public Shareholder and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(a)
hold Class A Ordinary Shares;

(b)
submit a written request to Continental, the Transfer Agent in which you request that Gobi redeem all or a portion of your Class A Ordinary Shares for cash; and

(c)
tender your Class A Ordinary Shares by either delivering your share certificate to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [•], 2022 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.
If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.
In connection with the approval of the Charter Amendment Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $10.01 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Class A Ordinary Shares in the Voluntary Redemption will be distributed promptly after the Shareholder Meeting.
Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn at any time up to 5:00 p.m., Eastern Time, on [ONE BUSINESS DAY BEFORE THE EGM DATE], 2022 (the “Voluntary Redemption Withdrawal Deadline”). If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that Gobi instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on [•], 2022 (two business days before the Shareholder Meeting).
If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, Gobi will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting.
If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares.
In addition, if the Charter Amendment Proposal is approved and implemented, and because Gobi will not be able to complete an initial business combination by the Amended Termination Date, Gobi will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust

Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Voluntary Redemption. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares (after taking into account the Voluntary Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Post-Amendment Share Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.
Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
Gobi will pay the cost of soliciting proxies for the Shareholder Meeting. Gobi has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. Gobi will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of Gobi may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower Stamford, CT 06902
Shareholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Email: GOBI.info@investor.morrowsodali.com
You also may obtain additional information about Gobi from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [•], 2022 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: proxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF GOBI SHAREHOLDERS
This proxy statement is being provided to Gobi shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Gobi shareholders to be held on [•], 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about [•], 2022 to all shareholders of record of Gobi as of the close of business on June 23, 2022, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on [•], 2022 at [TIME] a.m., Eastern Time, at the offices of Appleby (Cayman) Ltd. located at 71 Fort Street, George Town, Grand Cayman KY1-1104, Cayman Islands, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/gobiacquisition/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Shareholder Meeting in person. However, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You will be permitted to attend the Shareholder Meeting in person at the offices of Appleby (Cayman) Ltd. only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world.
You can pre-register to attend the virtual Shareholder Meeting starting [•], 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/gobiacquisition/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at [•], or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 6086981#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, Gobi shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Memorandum and Articles of Association by adopting the Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of this proxy statement to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, from the Original Termination Date to the Amended Termination Date;
2.
Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to [THE DATE OF SHAREHOLDER MEETING]; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.
Voting Power; Record Date
As a shareholder of Gobi, you have a right to vote on certain matters affecting Gobi. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on June 23, 2022, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 32,239,022 issued and outstanding Ordinary Shares, of which 25,542,537 Class A Ordinary Shares are held by the Public Shareholders and 310,851 Class A Ordinary Shares and 6,385,634 Class B Ordinary Shares are held by the Gobi Initial Shareholders.
Recommendation of the Board
THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of one or more shareholders holding one third of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Gobi Initial Shareholders, who own 20.77% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Gobi Initial Shareholders, an additional 4,049,856 Ordinary Shares held by the Public Shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore (a) will not count as votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the

Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Shareholder Meeting.
Vote Required for Approval
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on June 23, 2022, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail.   By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [TIME] a.m., Eastern Time, on [•], 2022, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/gobiacquisition/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
Revoking Your Proxy
If you are a shareholder of record and give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•
you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•
you may notify the Board in writing to Gobi Acquisition Corp., 33/F, Three Pacific Place, 1 Queen’s Road East, Hong Kong, before the Shareholder Meeting that you have revoked your proxy; or

•
you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.
No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Shareholder Meeting. If any additional matters are properly presented at the Shareholder Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Who Can Answer Your Questions about Voting
If you are a Gobi shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing GOBI.info@investor.morrowsodali.com.
Redemption Rights
In connection with the approval of the Charter Amendment Proposal, Gobi’s Public Shareholders may demand that Gobi redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $10.01 per share as of June 23, 2022, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, Gobi will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption. However, Gobi will not implement the Charter Amendment Proposal if Gobi will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, the Transfer Agent, in which you request that Gobi redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)
tender your Class A Ordinary Shares by either delivering your share certificate to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [•], 2022 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.
If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of Gobi that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn at any time up to 5:00 p.m., Eastern Time, on [ONE BUSINESS DAY BEFORE THE EGM DATE], 2022. If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that Gobi instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on [•], 2022 (two business days before the Shareholder Meeting).
If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, Gobi will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their

Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Gobi cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.
If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.
In addition, if the Charter Amendment Proposal is approved and implemented, and because Gobi will not be able to complete an initial business combination by the Amended Termination Date, Gobi will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Voluntary Redemption. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares (after taking into account the Voluntary Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective share certificates or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Post-Amendment Share Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to Gobi’s shareholders in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.
Proxy Solicitation Costs
Gobi is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Gobi has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. Gobi and its directors, officer and employees may also solicit proxies in person. Gobi will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
Gobi will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Gobi will pay Morrow Sodali a fee of $8,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Gobi’s proxy solicitor. Gobi will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Gobi shareholders. Directors, officer and employees of Gobi who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL
Overview
Gobi is proposing to amend and restate its Memorandum and Articles of Association to change the date by which Gobi has to consummate a business combination from the Original Termination Date to the Amended Termination Date.
On the Record Date, the redemption price per share was approximately $10.01 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $255,751,644.91 as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $9.71. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.30 more per share than if the shares were sold in the open market. Gobi cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.
Reasons for the Charter Amendment Proposal
Gobi is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Gobi’s objective is to identify and complete a business combination by capitalizing on the broader PAG platform where a combination of Gobi’s relationships, knowledge and experience across industries can effect a positive transformation or augmentation of an existing business. After the closing of the IPO in July 2021, and consistent with Gobi’s business purpose, the Board and Gobi’s management commenced an active search for potential business combination targets, leveraging Gobi’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.
As of the date of this proxy statement, Gobi’s management has reviewed 60 potential targets operating in a wide spectrum of sectors including biopharmaceutical, hospitality, automobile dealership, e-Commerce, technologies, medical equipment, advanced materials, and data center, and executed 15 customary confidentiality agreements in connection with Gobi’s search for suitable targets.
As of the date of this proxy statement, Gobi has not entered into an agreement to effectuate a business combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) Gobi’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) Gobi’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.
In particular, through its efforts to find a suitable target for a business combination, Gobi’s management has encountered material changes in the market valuations of public company transactions since the IPO, creating divergent expectations of valuation between SPACs like Gobi and shareholders of the privately owned businesses that may be interested in pursuing a business combination. The Board believes such a divergence in expectations will remain the trend in the near to medium term such that Gobi will not be able to identify, agree upon and consummate a business combination with a suitable target that meets Gobi’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected Gobi’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items, enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair Gobi’s ability to complete an initial business combination by or before the Original Termination Date.
The Memorandum and Articles of Association currently provide that Gobi has until the Original Termination Date to complete its initial business combination and, if Gobi does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Board believes that the current provisions of the Memorandum and Articles of Association above were included to protect Gobi’s shareholders from having to sustain their investment for an unreasonably long period if Gobi were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (2022 Revision) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Gobi is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another [12] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period and (ii) Gobi will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Gobi to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit. Gobi also plans to voluntarily delist the Class A Ordinary Shares from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Second Amended and Restated Memorandum and Articles of Association.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, the Board (other than Mr. Jack Li, who has recused himself from voting in light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares and Mr. Li is a managing director and a founding member of PAG’s private equity strategy) has determined that the Charter Amendment Proposal is in the best interests of Gobi and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

If the Charter Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, Gobi may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Gobi’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.
If the Charter Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Gobi will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
If the Charter Amendment Proposal Is Approved
If the Charter Amendment Proposal is approved and implemented, and because Gobi will not be able to complete an initial business combination by the Amended Termination Date, Gobi will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Gobi’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Gobi’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Gobi also plans to voluntarily delist the Class A Ordinary Shares from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Second Amended and Restated Memorandum and Articles of Association.
However, pursuant to its Memorandum and Articles of Association, Gobi will not implement the Charter Amendment Proposal if Gobi will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of Gobi held by Gobi’s officer, directors, the Sponsor and its affiliates.

Interests of the Sponsor and Gobi’s Officer and Directors
When you consider the recommendation of the Board, Gobi shareholders should be aware that aside from their interests as shareholders, the Sponsor and Gobi’s officer and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Gobi shareholders that they approve the Charter Amendment Proposal. In light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares, Mr. Jack Li, a managing director and a founding member of PAG’s private equity strategy, recused himself from voting with respect to the Board’s recommendation. Gobi shareholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:
•
the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares. Without the approval of the Charter Amendment Proposal, PAG Investment LP may only be able to recover its investment in Gobi by way of (i) Gobi’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) Gobi’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if Gobi has not completed an initial business combination by the Original Termination Date;

•
the fact that the Sponsor and Gobi’s officer and directors have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Charter Amendment Proposal. Therefore, the 310,851 Private Placement Shares held by the Sponsor, for which the Sponsor paid $3,108,510, and the 6,385,634 Class B Ordinary Shares held by the Gobi Initial Shareholders, for which they paid $25,000, will become worthless if Gobi is not able to consummate a business combination within the required time period;

•
the fact that the Sponsor and Gobi’s officer and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them;

•
the fact that the Sponsor and Gobi’s officer and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of March 31, 2022, Gobi had cash of $20,663 remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and Gobi’s officer and directors and their affiliates had incurred approximately $[•] of unpaid reimbursable fees and expenses, and $1,500,000 was owed to the Sponsor under a non-interest bearing, unsecured promissory note. Such amounts will continue to increase if the Charter Amendment Proposal is not approved and implemented; and

•
the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Gobi to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which Gobi has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Gobi, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
In connection with the approval of the Charter Amendment Proposal, Gobi’s Public Shareholders may demand that Gobi redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $10.01 per share as of June 23, 2022, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, Gobi will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption. However, Gobi will not implement the Charter Amendment Proposal if Gobi will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, the Transfer Agent, in which you request that Gobi redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)
tender your Class A Ordinary Shares by either delivering your share certificate to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [•], 2022 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.
If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of Gobi that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn at any time up to 5:00 p.m., Eastern Time, on [ONE BUSINESS DAY BEFORE THE EGM DATE], 2022. If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that Gobi instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on [•], 2022 (two business days before the Shareholder Meeting).
If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, Gobi will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Gobi to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Gobi cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.
If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Vote Required for Approval
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person, or represented by proxy, and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.
In addition to the shares of the Gobi Initial Shareholders, the approval of the Charter Amendment Proposal will require the affirmative vote of at least 14,796,197 Ordinary Shares held by the Public Shareholders (or approximately 57.23% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 467,743 Ordinary Shares held by the Public Shareholders (or approximately 1.81% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Full Text of the Resolution
“RESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least US$5,000,0001 after giving effect to any share redemptions in connection with this resolution pursuant to article 54.7 of the existing memorandum and articles of association of the Company, the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL
Overview
On July 1, 2021, we consummated our initial public offering of 25,000,000 Class A Ordinary Shares to our Public Shareholders and the sale of an aggregate of 300,000 Private Placement Shares to our Sponsor. On July 14, 2021, we consummated the sale of an additional 542,537 Public Shares pursuant to the partial exercise by the underwriters of their over-allotment option and additional 10,851 Private Placement Shares. As a result, an amount equal to $255,425,370 was placed in the Trust Account, with Continental acting as trustee. The balance of the Trust Account as of March 31, 2022 was $255,454,933.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Gobi in connection with either a closing of an initial business combination or Gobi’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Gobi’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of the Company, voting together as a single class.
Reasons for the Trust Amendment Proposal
We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Shareholder Meeting.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Gobi would be able to complete a business combination before the Original Termination Date, the Board (other than Mr. Jack Li, who has recused himself from voting in light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares and Mr. Li is a managing director and a founding member of PAG’s private equity strategy) has determined that the Trust Amendment Proposal is in the best interests of Gobi and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.
Consequences if the Trust Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, Gobi may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by Gobi’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.
If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Gobi in connection with Gobi’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Gobi’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.
In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.
Interests of the Sponsor and Gobi’s Officer and Directors
When you consider the recommendation of the Board, Gobi shareholders should be aware that aside from their interests as shareholders, the Sponsor and Gobi’s officer and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Gobi shareholders that they approve the Trust Amendment Proposal. In light of the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares, Mr. Jack Li, a managing director and a founding member of PAG’s private equity strategy, recused himself from the Board’s vote with respect to such recommendation. Gobi shareholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:
•
the fact that PAG Investment LP, an affiliate of the PAG Group and the sole member of the Sponsor, holds 62.04% of Gobi’s Ordinary Shares and 78.30% of the Public Shares. Without the approval of the Trust Amendment Proposal, PAG Investment LP may only be able to recover its investment in Gobi by way of (i) Gobi’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) Gobi’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if Gobi has not completed an initial business combination by the Original Termination Date;

•
the fact that the Sponsor and Gobi’s officer and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them. Therefore, the 310,851 Private Placement Shares held by the Sponsor, for which the Sponsor paid $3,108,510, and the 6,385,634 Class B Ordinary Shares held by the Gobi Initial Shareholders, for which they paid $25,000, will become worthless if Gobi is not able to consummate a business combination within the required time period; and

•
the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Gobi to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which Gobi has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Gobi, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval
The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
In addition to the shares of the Gobi Initial Shareholders, the approval of the Trust Amendment Proposal will require the affirmative vote of at least 14,258,880 Ordinary Shares held by the Public Shareholders (or approximately 55.15% of the Class A Ordinary Shares).
Full Text of the Resolution
“RESOLVED, that, conditional upon the effectiveness of the second amended and restated memorandum and articles of association of the Company, the amendment to the Investment Management

Trust Agreement, dated June 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to [THE DATE OF SHAREHOLDER MEETING] be and is hereby authorized and approved.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In either such event, the Company will ask shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by Gobi’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
In addition to the shares of the Gobi Initial Shareholders, the approval of the Adjournment Proposal will require the affirmative vote of at least 9,423,027 Ordinary Shares held by the Public Shareholders (or approximately 36.45% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional vote from the Public Shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorised and approved.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of certain material U.S. federal income tax considerations for holders of Gobi’s Public Shares that elect to have their shares redeemed for cash. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
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financial institutions or financial services entities;

•
broker-dealers;

•
S corporations;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
tax-qualified retirement plans;

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insurance companies;

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regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents or citizens of the United States;

•
persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

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persons subject to the alternative minimum tax;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
corporations that accumulate earnings to avoid U.S. federal income tax;

•
“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•
foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•
passive foreign investment companies or their shareholders; or

•
Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Gobi has not sought, and Gobi does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Certain U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of Gobi’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal 1: The Charter Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.
The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Gobi or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Gobi’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Gobi’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of the total combined voting power of Gobi. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Gobi. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Gobi is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules”), such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because Gobi is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Gobi believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2021, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares and the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
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any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

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any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Gobi is contingent upon, among other things, the provision by Gobi of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Gobi’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Charter Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S.

Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).
Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders should consult their own tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF GOBI AND CERTAIN INFORMATION ABOUT GOBI
General
We are a blank check company incorporated as an exempted company in the Cayman Islands on March 16, 2021 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses.
IPO and Private Placement
On July 1, 2021, we consummated our initial public offering of 25,000,000 Class A Ordinary Shares. The shares were sold at a price of $10.00 per share, generating gross proceeds of $250,000,000. PAG Investment LP, an affiliate of PAG and the sole member of the Sponsor, purchased 20,000,000 Public Shares in the IPO at the public offering price of $10.00 per share. The shares sold in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-256942). The SEC declared the registration statement effective on June 28, 2021. Concurrently with the IPO, we consummated the sale of an aggregate of 300,000 Class A Ordinary Shares, at a price of $10.00 per share, to our Sponsor for an aggregate purchase price of $3,000,000. The Private Placement Shares are substantially similar to the Public Shares, except that they will be subject to transfer restrictions until 30 days following the consummation of our initial business combination, subject to certain limited exceptions, and the Sponsor has entered into an agreement with us pursuant to which they have agreed to waive their redemption rights with respect to any Private Placement Shares.
On July 14, 2021, we consummated the sale of an additional 542,537 Public Shares pursuant to the partial exercise by the underwriters of their over-allotment option. The shares were sold at an offering price of $10.00 per share, generating gross proceeds of $5,425,370. Simultaneously with the partial exercise of the over-allotment option, we sold an additional 10,851 Private Placement Shares to our Sponsor, generating gross proceeds of $108,510.
The net proceeds from the issuance of these shares were placed in the Trust Account and were invested in U.S. government securities with a maturity of 185 days or less, or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, that invest only in direct U.S. government treasury obligations, until the earliest of: (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to our shareholders.
Transaction costs amounted to $3,657,600, consisting of $1,108,507 of underwriting commissions, $1,939,888 of deferred underwriting commissions and $609,205 of other offering costs.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of Gobi’s Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of Gobi’s Ordinary Shares, by:
•
each person known by Gobi to be the beneficial owner of more than 5% of Gobi’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•
each of Gobi’s executive officer and directors that beneficially owns shares of Gobi’s Ordinary Shares; and

•
all Gobi’s executive officer and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
In the table below, percentage ownership is based on 32,239,022 Ordinary Shares, consisting of (i) 25,853,388 Class A Ordinary Shares and (ii) 6,385,634 Class B Ordinary Shares, issued and outstanding as of the date of this proxy statement. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial business combination, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders
PAG Investment LP(2)	20,310,851	78.56%	6,310,634	98.83%	82.58%
PAG Investment, LLC(3)	310,851	1.20%	6,310,634	98.83%	20.54%
Directors and Officer of Gobi
Jack Li	—	—
Thaddeus Beczak	—	—	25,000	0.39%	*
Dan Carroll	—	—	25,000	0.39%	*
Jane J. Su	—	—	25,000	0.39%	*
All directors and officer as a group (four individuals)	—	—	75,000	1.17%	*

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of our shareholders is 33/F, Three Pacific Place, 1 Queen’s Road East, Hong Kong.

(2)
Includes 20,000,000 Class A Ordinary Shares held by PAG Investment LP and 310,851 Class A Ordinary Shares and 6,310,634 Class B Ordinary Shares held by PAG Investment, LLC. PAG Investment LP is the sole member of PAG Investment, LLC. PAG Limited is the general partner of PAG Investment LP. PAG Capital II Limited is the sole shareholder of PAG Limited. Messrs. Weijian Shan, David Wong and Lincoln Pan are the directors of PAG Capital II Limited and as such may be deemed to have voting and dispositive control of the ordinary shares held of record by PAG Investment, LLC and PAG Investment LP. However, because the voting and disposition of any equity interest in Gobi require the approval of two or more of the directors of PAG Capital II Limited, none of the individuals is deemed a beneficial owner of the ordinary shares under the so-called “rule of three.”

(3)
PAG Investment LP is the sole member of PAG Investment, LLC. PAG Limited is the general partner of PAG Investment LP. PAG Capital II Limited is the sole shareholder of PAG Limited. Messrs. Weijian Shan, David Wong and Lincoln Pan are the directors of PAG Capital II Limited and as such may be deemed to have voting and dispositive control of the ordinary shares held of record by PAG Investment, LLC and PAG Investment LP. However, because the voting and disposition of any equity interest in Gobi require the approval of two or more of the directors of PAG Capital II Limited, none of the individuals is deemed a beneficial owner of the ordinary shares under the so-called “rule of three.”

HOUSEHOLDING INFORMATION
Unless Gobi has received contrary instructions, Gobi may send a single copy of this proxy statement to any household at which two or more shareholders reside if Gobi believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Gobi’s expenses. However, if shareholders prefer to receive multiple sets of Gobi’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Gobi’s disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Gobi Acquisition Corp., 33/F, Three Pacific Place, 1 Queen’s Road East, Hong Kong, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
Gobi files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Gobi at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of Gobi upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Gobi in writing at Gobi Acquisition Corp., 33/F, Three Pacific Place, 1 Queen’s Road East, Hong Kong or by telephone at +852 2918 0088.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Gobi, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing GOBI.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than [•], 2022.

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OFGOBI ACUISITION CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints [ ] (the “Proxy”) with full power of substitution, as proxy to vote all of the ordinary shares of Gobi Acquisition Corp. (“GOBI”), a Cayman Islands exempted company, that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of the Company to be held on [ ], 2022, at [ ] Eastern Time, at the offices of Appleby (Cayman) Ltd. located at 71 Fort Street, George Town, Grand Cayman KY1-1104, Cayman Islands, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/gobiacquisition/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Extraordinary General Meeting”).The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. Notwithstanding the order in which the proposals are set out herein, GOBI may put the proposals to the Extraordinary General Meeting in such order as it may determine.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER(S). IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 3.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side)Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [•], 2022.This notice of Extraordinary General Meeting and the accompanying Proxy Statement are available at: [•]

GOBI ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 3.1.Proposal No. 1 — Charter Amendment FOR AGAINST ABSTAIN 3. Proposal No. 3 — Adjournment Proposal — ToFOR AGAINST ABSTAINProposal –To amend and restate the Company’s Memorandum and Articles of Association by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Memorandum and Articles of Association”) to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial businesscombination, from July 1, 2023 (the “Original Termination Date”) to [THE DATE OF SHAREHOLDER MEETING] (the “Amended Termination Date”) (the “Charter Amendment Proposal”);2. Proposal No. 2 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated June 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust accountestablishedinconnectionwiththe Company’s initial public offering (the “IPO”) (the “Trust Account”) to [THE DATE OF SHAREHOLDER MEETING] (the “Trust Amendment Proposal”); andadjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if Gobi’s board of directors (the “Board”) determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”).(Signature if held Jointly)When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 through 3. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.